Supplement to the
Fidelity® Low-Priced Stock Fund
Class K
September 29, 2008
Prospectus

After the close of business on Monday, December 15, 2008, shares of Low-Priced Stock will be available to new accounts. Accordingly, the information that follows will no longer be applicable and will be removed from the prospectus.

The following information replaces similar information found under the "Buying Shares" heading in the "Shareholder Information" section on page 12.

Effective the close of business on December 31, 2003, new positions in the fund may no longer be opened. Shareholders of the fund on that date may continue to add to their fund positions existing on that date. Class K share investors who did not own shares of the fund on December 31, 2003, generally will not be allowed to buy shares of the fund except that new fund positions may be opened by 1) participants in most group employer retirement plans (and their successor plans) if the fund had been established as an investment option under the plans (or under another plan sponsored by the same employer) by December 31, 2003 and 2) by participants in a 401(a) plan covered by a master record keeping services agreement between Fidelity and a national federation of employers that included the fund as a core investment option by December 31, 2003.

LPS-K-08-02 December 2, 2008
1.882816.101

Supplement to the
Fidelity® Low-Priced Stock Fund
September 29, 2008
Prospectus

After the close of business on Monday, December 15, 2008, shares of Low-Priced Stock will be available to new accounts. Accordingly, the information that follows and the 12th bullet under the heading "Selling Shares" on page 17 will no longer be applicable and will be removed from the prospectus.

The following information replaces similar information found under the "Buying Shares" heading in the "Shareholder Information" section on page 15.

Effective the close of business on December 31, 2003, new positions in the fund may no longer be opened. Shareholders of the fund on that date may continue to add to their fund positions existing on that date. Investors who did not own shares of the fund on December 31, 2003, generally will not be allowed to buy shares of the fund except that new fund positions may be opened: 1) by participants in most group employer retirement plans (and their successor plans) if the fund had been established as an investment option under the plans (or under another plan sponsored by the same employer) by December 31, 2003, 2) by participants in a 401(a) plan covered by a master record keeping services agreement between Fidelity and a national federation of employers that included the fund as a core investment option by December 31, 2003, 3) for accounts managed on a discretionary basis by certain registered investment advisers that have discretionary assets of at least $500 million invested in mutual funds and have included the fund in their discretionary account program since December 31, 2003, 4) by a mutual fund or a qualified tuition program for which FMR or an affiliate serves as investment manager, and 5) by a portfolio manager of the fund. These restrictions generally will apply to investments made directly with Fidelity and investments made through intermediaries. Investors may be required to demonstrate eligibility to buy shares of the fund before an investment is accepted.

LPS-08-04 December 2, 2008
1.480654.123